UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

MANULIFE PRIVATE CREDIT FUND

(Exact name of Registrant as specified in its Charter)

Delaware	814-01664	92-3968552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

197 Clarendon Street Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 663-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 22, 2026, Manulife Private Credit Fund, a Delaware statutory trust (“MPCF”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with John Hancock Comvest Private Income Fund, a Delaware statutory trust (“JHCPIF”), John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of JHCPIF (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and investment adviser to JHCPIF (the “JHCPIF Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company and investment adviser to MPCF (the “MPCF Adviser”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into MPCF, with MPCF continuing as the surviving entity (the “Surviving Company”) (the “Merger”) and, immediately thereafter, the Surviving Company will merge with and into JHCPIF, with JHCPIF continuing as the surviving entity (together with the Merger, the “Mergers”).

Each of JHCPIF and MPCF has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended. The boards of trustees of both MPCF and JHCPIF, including each of their respective independent trustees, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the Effective Time, each share of Class NAV common shares, par value $0.01 per share, of MPCF (“MPCF Common Shares”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive a number of shares of Class I common shares, par value $0.001 per share, of JHCPIF (“JHCPIF Class I Common Shares”) equal to the Exchange Ratio (as defined below) in connection with the closing of the Merger. The actual issuance and delivery of shares of JHCPIF Class I Common Shares constituting the merger consideration will not occur until after the Final Determination Date (as defined in the Merger Agreement) after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement.

JHCPIF will deliver to the MPCF Adviser a final calculation of the net asset value (“NAV”) of JHCPIF as of the Determination Date (the “Closing JHCPIF Net Asset Value”), and the MPCF Adviser will deliver to JHCPIF a final calculation of the NAV of MPCF as of the Determination Date (the “Closing MPCF Net Asset Value”), in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used by the applicable party. Based on such calculations, the parties will calculate the “JHCPIF Per Share NAV”, which will be equal to (i) the Closing JHCPIF Net Asset Value divided by (ii) the number of JHCPIF Common Shares issued and outstanding as of the Determination Date, and the “MPCF Per Share NAV”, which will be equal to (A) the Closing MPCF Net Asset Value divided by (B) the number of MPCF Common Shares issued and outstanding as of the Determination Date. The “Determination Date” will be a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time.

The “Exchange Ratio” will be the quotient (rounded to four decimal places) of: (A) MPCF Per Share NAV, divided by (B) the JHCPIF Per Share NAV. The Exchange Ratio shall be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of JHCPIF Class I Common Shares or MPCF Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. No fractional shares of JHCPIF Class I Common Shares will be issued, and holders of MPCF Common Shares will receive cash in lieu of fractional shares.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the conduct of each of MPCF’s and JHCPIF’s businesses during the period prior to the closing of the Merger. MPCF and JHCPIF have agreed to convene and hold shareholder meetings for the purpose of obtaining the approvals required of MPCF’s and JHCPIF’s shareholders, respectively, and have agreed to recommend that the shareholders approve the applicable proposals.

The Merger Agreement provides that each of MPCF and JHCPIF may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, each of the board of trustees of MPCF and the board of trustees of JHCPIF may, subject to certain conditions, change its recommendation to the applicable shareholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to breach the applicable standard of conduct or fiduciary duties under applicable law (taking into account any changes to the Merger Agreement proposed by MPCF or JHCPIF, as applicable).

Consummation of the Mergers, which is currently anticipated to occur during the third quarter of 2026, is subject to certain closing conditions, including (1) requisite approvals of MPCF’s shareholders and JHCPIF’s shareholders, (2) effectiveness of the registration statement for the JHCPIF Class I Common Shares to be issued as consideration in the Merger, (3) the absence of certain legal impediments to the consummation of the Mergers, (4) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (5) required regulatory approvals (including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) the receipt by each of MPCF and JHCPIF of a tax opinion from counsel to the effect that the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (7) the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to either party or its respective adviser since the date of the Merger Agreement.

The Merger Agreement also contains certain termination rights in favor of MPCF and JHCPIF, including if the Mergers are not completed on or before June 22, 2027 or if the requisite approvals of MPCF’s shareholders or JHCPIF’s shareholders are not obtained. The Merger Agreement further provides that all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby shall be borne by the MPCF Adviser and the JHCPIF Adviser equally.

The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Additional Information and Where to Find It

In connection with the proposed transactions, MPCF and JHCPIF plan to file with the SEC and mail to their respective shareholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and MPCF plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of JHCPIF. The Joint Proxy Statement and the Registration Statement will each contain important information about JHCPIF, MPCF, the Merger and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF JHCPIF AND MPCF ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND

OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JHCPIF, MPCF, THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov. No information contained on JHCPIF’s website is incorporated by reference in this communication and you should not consider that information to be part of this filing.

Participants in the Solicitation

MPCF, its trustees, certain of its executive officers and certain employees and officers of Manulife Investment Management Private Markets (US) LLC and its affiliates may be deemed to be participants in the solicitation of proxies from the shareholders of MPCF and JHCPIF in respect of the proposed transactions. Information about the trustees and executive officers of MPCF is set forth in its 2025 Annual Report on Form 10-K, which was filed with the SEC on February 25, 2026 (the “MPCF Annual Report ”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of the MPCF Annual Report. JHCPIF, its trustees, certain of its executive officers and certain employees and officers of Comvest Credit Managers, LLC and its affiliates may be deemed to be participants in the solicitation of proxies from the shareholders of MPCF and JHCPIF in respect of the proposed transactions. Information about the trustees and executive officers of JHCPIF is set forth in its set forth in its 2025 Annual Report on Form 10-K (the “JHCPIF Annual Report”), which was filed with the SEC on March 25, 2026, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of the JHCPIF Annual Report. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the JHCPIF and MPCF shareholders in respect of the proposed transactions and related shareholder approvals will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement, and the communication of this report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in MPCF, JHCPIF or in any fund or other investment vehicle managed by Manulife Investment Management Private Markets (US) LLC or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1

Agreement and Plan of Merger, by and among John Hancock Comvest Private Income Fund, John Hancock Comvest Merger Sub, LLC, Manulife Private Credit Fund, Comvest Credit Managers, LLC, and Manulife Investment Management Private Markets (US) LLC, dated as of June 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manulife Private Credit Fund

Date: June 22, 2026	By:	/s/ Betsy Anne Seel
	Name:	Betsy Anne Seel
	Title:	Assistant Secretary

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